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                                                                   EXHIBIT 10.43

RECORDING REQUESTED BY, AND
WHEN RECORDED RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Richard F. Anthony

INSTRUCTIONS TO COUNTY RECORDER:

Index this document as
(1) a deed of trust and
(2) a fixture filing

________________________________________________________________________________

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                               AND FIXTURE FILING

          This Deed of Trust, Assignment of Rents and Fixture Filing ("Deed of Trust"), dated as of January 5, 2002, is executed by 1999 LAWNDALE ASSOCIATES LLC, a California limited liability company ("Trustor"), whose address is 1245 East Watson Center Road, Carson, California 90745-4207, Attention: President, as trustor, in favor of CHICAGO TITLE INSURANCE COMPANY ("Trustee"), as trustee, for the benefit of UNIFIED WESTERN GROCERS, INC., a California corporation ("Beneficiary"), whose address is 5200 Sheila Street, Commerce, California 90040, Attention: Secretary, as beneficiary.

NOTICE: THE OBLIGATIONS SECURED HEREBY PROVIDE FOR PERIODIC INCREASES AND/OR DECREASES IN THE APPLICABLE INTEREST RATE WHICH MAY RESULT IN INCREASES IN THE PRINCIPAL BALANCE ABOVE THE FACE PRINCIPAL AMOUNT OF THE APPLICABLE NOTE.

     1.   Assignment in Trust with Power of Sale. For good and valuable
          --------------------------------------
consideration, the receipt and adequacy of which are hereby acknowledged, Trustor hereby irrevocably grants, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, AND WITH RIGHT OF ENTRY AND POSSESSION, as security for the obligations described below, all of Trustor's right, title and interest, whether now existing or hereafter acquired, in and to all of the following (collectively, the "Property"):

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          1.1   That certain real property (the "Land") in the City of Lawndale,
County of Los Angeles, State of California, described in Exhibit "A," attached hereto and incorporated herein by this reference.

          1.2 All buildings, landscaping and other improvements now or hereafter located on or appurtenant to the Land, including without limitation the Fixtures (as defined below) (collectively, the "Improvements").

          1.3 All easements, rights of way, licenses and other rights now or hereafter used in connection with the Property or as a means of access thereto, including without limitation: water and water rights, and shares of stock evidencing the same; trackage agreement rights; rights to use common drive entries; rights relating to land within the right-of-way of adjoining streets; rights in or to sidewalks, alleys and strips and gores of land adjoining or used in connection with the Property; air rights; development rights and credits; and tenements, hereditaments and other appurtenances of and to the Property.

          1.4 All fixtures now or hereafter located on, attached to, installed in or used in connection with the Property (collectively, the "Fixtures"), including without limitation all partitions; generators; awnings; boilers; furnaces; pipes; plumbing; elevators and escalators; cleaning, call and sprinkler systems; fire extinguishing machinery and equipment; water tanks; heating, ventilating, air conditioning and air cooling machinery and equipment; storm windows and doors; screens, blinds, shades, curtains and related fixtures; lighting fixtures and equipment; gas and electric machinery and equipment; security and access control equipment; built-in cabinets, paneling and wall and floor coverings; refrigerators, stoves, ovens, dishwashers, garbage disposal and other kitchen appliances; washers and dryers; and other appliances, machinery and equipment and other fixtures of every nature, all of which shall remain real property.

          1.5 All oil, gas and other mineral rights relating to the Property, all crops growing or hereafter grown on the Property, and all other commercially valuable substances on, under or produced from any part of the Land, and all royalty, leasehold and other rights pertaining to the foregoing.

          1.6 All of Trustor's right, title and interest as landlord or tenant in and to all leases and subleases relating to any portion of the Property, including without limitation all advance rentals and deposits (but not including the Rents, as defined and separately assigned in Article 3).

          1.7 All deposits made with and other security given to utility companies by Trustor in connection with the Property, and all claims in law and equity that relate to the Property.

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          1.8   All greater right, title and interest hereafter acquired by
Trustor in or to the Property, and all options relating to such property (whether Trustor is optionor or optionee).

          1.9 All rights to proceeds of property, liability, rent abatement and other insurance relating to the ownership or operation of the Property (whether or not Trustor is obligated to maintain any such insurance under the Loan Documents), and all awards made for the taking by eminent domain (or by any proceeding in lieu thereof) of any portion of the Property, including awards relating to changes in grade of streets or for severance damages.

          1.10  All additions and accretions to any of the foregoing.

     2.   Obligations Secured. This Deed of Trust secures the performance of
          -------------------
each of the following obligations (collectively, the "Secured Obligations"):

          2.1 The indebtedness evidenced by that certain Promissory Note dated July 5, 2000 in the original face principal amount of $3,000,000 made by Trustor to the order of Beneficiary, as the same has been amended and restated by that certain Amended and Restated Promissory Note dated January 5, 2002 in the face principal amount of $3,000,000 made by Trustor to the order of Beneficiary (the "Note").

          2.2 Each of Trustor's obligations under that certain Term Loan Agreement dated as of July 5, 2000 (as the same may have been amended or modified, the "Loan Agreement") by and between Trustor and Beneficiary.

          2.3 Each of Trustor's other obligations to Beneficiary in connection with the transaction to which the Note relates, including Trustor's obligations under all documents now or hereafter executed by Trustor (at Beneficiary's request) in connection with such transaction (collectively, together with the Note and this Deed of Trust, the "Loan Documents"), unless such document expressly states that it is not secured by this Deed of Trust.

          2.4   Each of Trustor's obligations hereunder.

          2.5 Any and all amendments, renewals, extensions and other modifications of any of the foregoing, including without limitation modifications that change the rate of interest on any Secured Obligation.

          2.6 Reimbursement of all amounts advanced by or on behalf of Beneficiary to protect Beneficiary's interests under this Deed of Trust.

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     3.   Assignment of Rents and Profits.
          -------------------------------

          3.1   Absolute Assignment. Trustor hereby absolutely and irrevocably
                -------------------
assigns to Beneficiary all of its right, title and interest in and to all rents, issues, profits, royalties, income and other proceeds and similar benefits derived from the Property (collectively, the "Rents"), and hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at Beneficiary's option at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in Trustor's name or in Beneficiary's name, for all Rents.

          3.2   License to Collect. Notwithstanding the foregoing assignment of
                ------------------
the Rents, so long as no Event of Default (as defined below) remains uncured, Trustor shall have a license to collect all Rents (but no more than one month in advance), and to retain and enjoy the same.

          3.3   Collection and Application of Rents by Beneficiary. While any
                --------------------------------------------------
Event of Default remains uncured, (a) Trustor's license to collect the Rents shall automatically terminate, without notice, (b) Beneficiary may at any time, without notice, in person, by agent or by court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations, enter upon any portion of the Property and/or, with or without taking possession thereof, in its own name sue for or otherwise collect the Rents (including past due amounts), and (c) promptly following demand by Beneficiary therefor, Trustor shall deliver to Beneficiary all prepaid Rents, deposits relating to Rents, and all other Rents then held by or thereafter collected by Trustor. All Rents collected by or delivered to Beneficiary may only be (i) held by Beneficiary as collateral for the Secured Obligations and/or (ii) applied by Beneficiary against the Secured Obligations, in such order as Beneficiary shall determine in its absolute discretion. No application of Rents against any Secured Obligation or other action taken by Beneficiary under this Article 3 shall be deemed to cure or waive any Event of Default, or to invalidate any other action taken in response to such default, or to make Beneficiary a mortgagee-in-possession of the Property.

          3.4   Further Assignments. Upon demand by Beneficiary from time to
                -------------------
time, Trustor shall promptly execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, recordable assignments of Trustor's interest in any leases, subleases, contracts, licenses, permits and other documents and agreements to which Rents relate; provided, however, that no such assignment shall be construed to impose upon Beneficiary any obligation with respect thereto.

          3.5   Termination. The assignment of the Rents to Beneficiary
                -----------
hereunder shall terminate and be of no further force and effect following the satisfaction in full of all Secured Obligations.

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          3.6   Assigned Leases. Except as otherwise agreed in writing by
                ---------------
Beneficiary from time to time, the following shall apply to each lease and sublease (collectively, the "Assigned Leases") with respect to which any portion of the landlord's interest is assigned to Beneficiary under this Deed of Trust:

                3.6.1 Trustor shall promptly perform all of its obligations as landlord under each Assigned Lease, and shall immediately notify Beneficiary in writing of any notice of default received by Trustor from the tenant thereunder.

                3.6.2 Trustor shall diligently enforce the performance of all of the obligations of the tenant under each Assigned Lease; shall not waive any default or waive, release or discharge any such tenant of or from any such obligation; and shall not modify or terminate any Assigned Lease without Beneficiary's prior written consent, which shall not be unreasonably withheld.

                3.6.3 Trustor shall not collect the rents (or any other amounts) due under any Assigned Lease more than one month in advance of the date due.

                3.6.4 Trustor hereby irrevocably authorizes and directs the tenants under all Assigned Leases to pay all amounts owing to Trustor thereunder to Beneficiary following receipt of any written notice from Beneficiary which states that an Event of Default remains uncured and that all such amounts are to be paid to Beneficiary. Trustor further authorizes and directs all such tenants to pay all such amounts to Beneficiary without any right or obligation to inquire as to the validity of Beneficiary's notice and regardless of the fact that Trustor has notified any such tenant(s) that Beneficiary's notice is invalid or has then directed any such tenant(s) not to pay such amounts to Beneficiary.

                3.6.5 Upon the foreclosure of this Deed of Trust, no Assigned Lease shall be destroyed or terminated by application of the doctrine of merger or as a matter of law unless Beneficiary or any purchaser at such foreclosure sale so elects. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Assigned Lease unless Beneficiary or such purchaser gives written notice thereof to the applicable tenant or subtenant.

                3.6.6 Trustor hereby represents and warrants to Beneficiary, with respect to each Assigned Lease that is presently in effect (collectively, the "Current Assigned Leases"), (a) that Trustor has delivered to Beneficiary a true and complete copy of each Current Assigned Lease, together with all modifications; (b) that Trustor has not accepted any payment of rent (or other charge) under any Current Assigned Lease that is not due until on or after the 30th day following the execution hereof; and (c) that, to the best of Trustor's knowledge, no material default by Trustor or any other person under any Current Assigned Lease remains uncured.

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               3.6.7  Beneficiary may elect in its absolute discretion, at any time and from time to time, by written notice to Trustor, to unilaterally subordinate the lien of this Deed of Trust to any Assigned Lease which is then junior in priority to the lien hereof. Trustor shall provide written notice of any such subordination to the applicable tenant within five (5) business days following Trustor's receipt of any such written notice from Beneficiary, but Trustor's failure to so notify any such tenant shall not impair the effectiveness of Beneficiary's subordination.

     4.   Maintenance, Operation, Preservation and Repair of Property. Trustor
          -----------------------------------------------------------
shall maintain the Property (and all abutting grounds, sidewalks, roads, parking and landscape areas) in good condition and repair, shall operate the Property in a businesslike manner, shall prudently preserve and protect both its own and Beneficiary's interests in connection with the Property, shall not commit or permit any waste or deterioration of the Property, shall not abandon any portion of the Property or leave the Property unguarded or unprotected, and shall not otherwise act, or fail to act, in such a way as to unreasonably increase the risk of any damage to the Property or of any other impairment of Beneficiary's interests hereunder. Without limiting the generality of the foregoing, and except as otherwise agreed by Beneficiary in writing from time to time, Trustor shall promptly and faithfully perform and observe each of the following provisions:

          4.1  Alterations and Repair. Trustor shall not remove, demolish or
               ----------------------
materially alter any Improvement, except to make non-structural repairs which preserve or increase the Property's value. Trustor shall promptly restore, in a good and workmanlike manner, any Improvement (or other aspect of the Property) that is damaged or destroyed from any cause, and shall diligently complete, in a good and workmanlike manner, any Improvement constructed by Trustor from time to time.

          4.2  Compliance with Laws. Trustor shall comply with all federal,
               --------------------
state and local laws, rules, regulations, codes and administrative and judicial decisions applicable to the Property, shall not permit any act on or with respect to the Property in violation of any of the foregoing, and shall obtain and maintain in effect all licenses, permits, exemptions, approvals and other authorizations required by law in connection with the ownership and operation of the Property.

          4.3  Compliance with Rights of Third Parties. Trustor shall comply
               ---------------------------------------
with all covenants, conditions, restrictions, easements and rights of way, and all other contract and other rights of third parties relating to the Property, including without limitation all leases and subleases under which Trustor is a landlord or tenant.

          4.4  Changes in Property Restrictions. Trustor shall not initiate,
               --------------------------------
join in or consent to any parcel map or other subdivision (or change thereto), any change in any applicable zoning ordinance, general plan or similar law, or any change to any private restrictive covenant or any similar public or private restriction or obligation with respect to the Property.

          4.5  Taxes and Impositions. Trustor shall pay, prior to delinquency,
               ---------------------
all of the following (collectively, the "Impositions"): all general and special real property taxes and assessments imposed on the Property; all other taxes and assessments of every kind that are assessed upon the Property (or upon the owner and/or operator of the Property) and that create or may create a lien upon the Property (or upon any personal property or fixture used in connection with the Property), including without limitation non-governmental levies and assessments imposed in connection with covenants, conditions or restrictions; all taxes and assessments imposed on the Property following Trustor's execution hereof in lieu of or in addition to any of the foregoing Impositions; and all license fees, taxes and assessments imposed on Beneficiary (other than income and franchise taxes) and measured by or based upon (in whole or in part) the Secured Obligations. If permitted by law, Trustor may pay any Imposition in installments.

               4.5.1  Right to Contest. Trustor shall not be required to pay any
                      ----------------
Imposition so long as (a) its validity is being actively contested in good faith and by appropriate proceedings and (b) Trustor has demonstrated to Beneficiary's reasonable satisfaction that leaving such Imposition unpaid pending the outcome of such proceedings could not result in the sale of the Property to satisfy such Imposition or otherwise impair Beneficiary's interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Trustor to furnish Beneficiary with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim.

               4.5.2  Evidence of Payment; Tax Reporting Service. Upon demand by
                      ------------------------------------------
Beneficiary from time to time, Trustor shall (a) deliver to Beneficiary, within 30 days following the due date of any Imposition, evidence of payment reasonably satisfactory to Beneficiary and (b) furnish to Beneficiary a tax reporting service for the Property of a type and duration, and with a company, reasonably satisfactory to Beneficiary.

          4.6  Utility Charges. Trustor shall promptly pay all utility charges
               ---------------
incurred for the benefit of the Property or which may become a lien upon the Property, and all assessments and other charges of a similar nature, public or private, relating to the Property, regardless of whether any such charge is or may become a lien thereon.

          4.7  Liens. Trustor shall perform, on or before the date due, all
               -----
obligations secured by any lien or encumbrance upon any portion of the Property.

               4.7.1  Right to Contest. Notwithstanding the foregoing, Trustor
                      ----------------
shall not be required to perform any such secured obligation so long as (a) its validity is being actively contested in good faith and by appropriate proceedings and (b) Trustor has demonstrated to Beneficiary's reasonable satisfaction that leaving such obligation unpaid or unperformed pending the outcome of such proceedings could not result in the sale of the Property to satisfy such obligation or otherwise impair Beneficiary's interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Trustor to furnish Beneficiary with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim.

               4.7.2  Discharge by Beneficiary. If Trustor fails to fulfill its
                      ------------------------
obligations under this Section with respect to any lien or encumbrance, Beneficiary may discharge the same by paying the amount due or by providing a bond or other security therefor, without inquiring into the validity of such lien or encumbrance and without regard for any claimed defense or offset, and Trustor shall, within 3 business days following receipt of written demand, reimburse Beneficiary for all costs incurred by Beneficiary in connection therewith.

          4.8  Books and Records. Trustor shall maintain complete books of
               -----------------
account and other records relating to the ownership and operation of the Property, including contributions of equity investment capital, in accordance with accounting principles reasonably acceptable to Beneficiary and applied on a consistent basis.

          4.9  Hazardous Materials.
               -------------------

               4.9.1  Without limiting the generality of Section 4.2, Trustor
                                                                 ---
shall not cause or permit the violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions, or use, generate, manufacture, store or dispose of on, under or about the Property, or transport to or from the Property, any flammable explosives, radioactive materials, hazardous wastes, toxic substances and similar substances and materials, including all substances and materials defined as hazardous or toxic wastes, substances or materials under any applicable law (collectively, "Hazardous Materials"). Trustor shall promptly take all remedial actions required by law from time to time with respect to any Hazardous Materials on, under or about the Property; provided that, in any instance where remedial action is not expressly required or the precise nature of the required remedial action is not mandated by law, Trustor shall not pursue any particular remedial action without Beneficiary's prior written consent. Trustor shall not enter into any settlement agreement, consent decree or other compromise or agreement relating to any such Hazardous Materials without Beneficiary's prior written consent.

               4.9.2 Except as previously disclosed to Beneficiary in writing in Exhibit "B" hereto (collectively, the "Environmental Disclosure Documents"), Trustor has no knowledge of the presence on, under or about the Property, now or in the past, of any Hazardous Materials, or of the transportation to or from the Property of any Hazardous Materials, and Trustor has made no disclosures to Beneficiary with respect to any of the foregoing, written or oral, other than those set forth in the Environmental Disclosure Documents. Trustor acknowledges that the delivery to Trustor by Beneficiary of Beneficiary's request for the Environmental Disclosure Documents an execution copy of this Deed of Trust constitutes a "written request for information" by Beneficiary pursuant to California Code of Civil Procedure Section 726.5(d)(2). Beneficiary and its representatives may from time to time, at reasonable times and following reasonable notice, perform such tests (including soil and groundwater tests) as Beneficiary reasonably deems appropriate to protects its interests with respect to the Property.

     5.   Insurance.
          ---------

          5.1  Policies Required. Trustor shall at all times maintain at
               -----------------
Trustor's sole expense, with insurers reasonably approved by Beneficiary, the following policies of insurance in form and substance reasonably satisfactory to
Beneficiary:

               (a) all insurance required by law from time to time with respect to the ownership or operation of the Property, including without limitation workers' compensation and employer's liability insurance;

               (b) fire and hazard "all risk" insurance covering 100% of the replacement cost of the Improvements in the event of fire, lightning, windstorm, earthquake, vandalism, malicious mischief and all other risks normally covered by "all risk" coverage policies in the area where the Property is located (including loss by flood if the Property is in an area designated as subject to the danger of flood);

               (c) commercial general liability insurance in amounts reasonably required by Beneficiary from time to time, and in no event less than $3,000,000 combined single limit;

               (d) all business interruption insurance that Beneficiary reasonably requires (including insurance against income loss during a period of restoration of at least two years); and

               (e) all other insurance reasonably required by Beneficiary from time to time.

All such insurance shall provide that it may not be cancelled or materially modified without 30 days' prior written notice to Beneficiary. The policies required under subparagraphs (b) and (d), and any other property insurance policies maintained from time to time with respect to the Property, shall include a "lender's loss payable endorsement" (Form 438BFU) in form and substance satisfactory to Beneficiary, assuring Beneficiary that all proceeds shall be paid to Beneficiary as encumbrancer. Beneficiary shall be an additional named insured in the policies required under subparagraph (c). No insurance required hereunder shall include deductible amounts to which Beneficiary has not previously consented in writing. Certificates of insurance for the policies required hereunder (and/or original policies, if required by Beneficiary) shall be delivered to Beneficiary from time to time upon demand. All policies insuring against damage to the Improvements shall contain an agreed value clause sufficient to eliminate any risk of co-insurance. No less than 30 days prior to the expiration of each policy, Trustor shall deliver to Beneficiary evidence of renewal or replacement of such policy reasonably satisfactory to Beneficiary.

          5.2  Claims. Trustor shall give Beneficiary immediate notice of any
               ------
casualty to any portion of the Property, whether or not covered by insurance. If covered (and regardless of whether the applicable insurance policy was required under the terms hereof), Trustor hereby authorizes Beneficiary, if Beneficiary so elects, to make proof of loss, to appear in and prosecute any action arising from any applicable policy and, while any Event of Default remains uncured, to settle, adjust or compromise any claim under any such policy, and Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact for all such purposes. Trustor shall not settle, adjust or compromise any such claim without the reasonable prior written approval of Beneficiary.

          5.3  Delivery of Proceeds to Beneficiary. In the event that,
               -----------------------------------
notwithstanding the "lender's loss payable endorsement" requirement set forth above, the proceeds of any casualty insurance policy relating to the Property are paid to Trustor, Trustor shall deliver such proceeds to Beneficiary immediately upon receipt.

          5.4  Application of Casualty Insurance Proceeds. Any proceeds
               ------------------------------------------
collected (the "Proceeds") under any casualty insurance policy described in this Deed of Trust or relating to the Property shall be disbursed to Trustor as provided below, but only upon fulfillment of each of the following conditions (the "Restoration Conditions") within 60 days following the occurrence of the damage for which the Proceeds are collected:

          (a) Trustor shall demonstrate to Beneficiary's reasonable satisfaction that the Proceeds (together with amounts deposited by Trustor pursuant to subparagraph (b)) will be adequate to repair the Improvements and to restore the fair market value of the Property, within a time period reasonably determined by Beneficiary, to at least the value it had immediately prior to sustaining the damage. Such demonstration shall include delivery to Beneficiary of (i) plans and specifications reasonably satisfactory to Beneficiary and (ii) a construction contract in form and content, and with a contractor, reasonably satisfactory to Beneficiary.

          (b) To the extent that the Proceeds are insufficient to accomplish the restoration required above, Trustor shall deliver to Beneficiary funds (the "Shortfall Funds") in the amount of such shortfall, which funds shall be assigned to Beneficiary as security for Trustor's obligations hereunder and held and disbursed in the same manner as the Proceeds.

          (c) Trustor shall execute such documents as Beneficiary requires to evidence and secure Trustor's obligation to use all amounts disbursed for the diligent restoration of the Property.

          (d)  No Event of Default shall remain uncured.

               5.4.1 Any Proceeds and Shortfall Funds to be disbursed to Trustor shall be held by Beneficiary and disbursed in accordance with customary construction lending practices. Any amounts remaining undisbursed following completion of such restoration shall be returned to Trustor up to the amount of any Shortfall Funds deposited by Trustor, and any other amounts remaining shall either be paid to Trustor or applied by Beneficiary against the Secured Obligations, as Beneficiary elects in its absolute discretion.

               5.4.2 In the event that Trustor fails to fulfill the Restoration Conditions within 60 days following the date on which the damage occurs, the Proceeds shall (if Beneficiary so elects in its absolute discretion) be applied by Beneficiary against the Secured Obligations, and in such event the selection of which Secured Obligations to apply the Proceeds against shall be made by Beneficiary in its absolute discretion.

          5.5  Restoration. Nothing in this Article 5 shall be construed to
               -----------
excuse Trustor from repairing and restoring all damage to the Property in accordance with other Loan Document provisions, regardless of whether insurance proceeds are available or sufficient.

          5.6  Assignment of Policies Upon Foreclosure. In the event of
               ---------------------------------------
foreclosure of this Deed of Trust or other assignment of the Property in extinguishment of any Secured Obligations, all policies of insurance required hereunder (and all other policies encumbered by this Deed of Trust or any other Loan Document) and any related unearned premiums shall, without further action, be assigned to the successor-in-interest to Trustor with respect to the Property, and Trustor hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact to execute all documents necessary to effect any such transfer.

          5.7  Waiver of Subrogation. Trustor hereby waives all right to recover
               ---------------------
against Beneficiary (or any officer, employee, agent or representative of Beneficiary) for any loss incurred by Trustor from any cause insured against or required by any

Loan Document to be insured against; provided, however, that this waiver of subrogation shall not be effective with respect to any insurance policy if the coverage thereunder would be materially reduced or impaired as a result. Trustor shall use its best efforts to obtain only policies which permit the foregoing waiver of subrogation.

    6.    Condemnation.
          ------------

          6.1  Proceedings. Upon learning of the institution or threatened
               -----------
institution of any proceeding for the condemnation or other taking for public or quasi-public use of any portion of the Property, Trustor shall immediately notify Beneficiary in writing, together with copies of all applicable documents. Trustor shall take all action reasonably required by Beneficiary in connection therewith to protect the interests of Trustor and/or Beneficiary, and Beneficiary shall be entitled (without regard to the adequacy of its security) to participate in any such proceeding and be represented therein by counsel of its choice.

          6.2  Compensation. Trustor hereby assigns to Beneficiary, as security
               ------------
for the Secured Obligations, all amounts payable to Trustor in connection with any taking of any portion of the Property for public or quasi-public use, and any proceeds of any related settlement regardless of whether eminent domain proceedings are instituted in connection therewith (collectively, "Compensation"). Trustor shall deliver all Compensation to Beneficiary immediately upon receipt. In the event Beneficiary chooses, in its absolute discretion, to waive any Event of Default resulting from any such taking, any Compensation received by Beneficiary shall be (i) disbursed to Trustor for repairs and reconstruction and/or (ii) paid to Trustor and/or (iii) applied by Beneficiary against the Secured Obligations, in accordance with the rights, procedures and other provisions set forth in this Deed of Trust for the application of casualty insurance proceeds (including requirements with respect to Trustor's deposit of Shortfall Funds).

     7.   Additional Duties and Powers.
          ----------------------------

          7.1  Actions by Beneficiary to Protect Its Interests. If Trustor fails
               -----------------------------------------------
to perform any Secured Obligation, either Beneficiary or Trustee or both may, without releasing Trustor from such obligation, perform such obligation to the extent reasonably necessary to protect its interests hereunder. Without limiting the generality of the foregoing, Beneficiary and Trustee are each hereby specifically authorized to do any or all of the following:

               7.1.1 Enter upon and/or take possession of the Property.

               7.1.2 Make alterations, repairs and other improvements reasonably necessary to maintain the Property in good condition and repair.

               7.1.3 Participate and appear in any action or proceeding which may affect Beneficiary's interests hereunder.

               7.1.4 Pay, purchase, contest and/or compromise any encumbrance, lien or other claim which may affect Beneficiary's interests hereunder.

               7.1.5 Pay all expenses reasonably incurred in protecting Beneficiary's interests hereunder, including fees and costs of attorneys and other consultants.

          7.2  Inspections. Beneficiary and its representatives may from time to
               -----------
time, at reasonable times and following reasonable notice (except in emergencies), conduct inspections of the Property, and inspect and/or copy any and all books and records relating thereto, for the purpose of monitoring Trustor's compliance with its obligations under this Deed of Trust and any other document secured hereby.

          7.3  Defense of Actions. Trustor shall, at its sole expense, appear in
               ------------------
and defend any action or proceeding which may affect Beneficiary's interests hereunder or under any other Loan Document.

          7.4  Indemnity of Beneficiary and Trustee. Trustor shall defend,
               ------------------------------------
indemnify and hold Beneficiary and Trustee and the directors, officers, agents and employees of each (collectively, the "indemnitees") harmless from and against:

               (a) all claims, demands and causes of action asserted against any indemnitee by any person which directly or indirectly relate to (i) a claim, demand or cause of action that such person has or asserts against Trustor (or any other obligor or guarantor with respect to any Secured Obligation), (ii) any lease or other contract assigned to Beneficiary hereunder, (iii) acts or omissions of Trustor, or other rights of third parties, relating to the Property, or (iv) the ownership, occupancy or use of the Property; and

               (b) all liabilities, losses and other costs (including court costs and attorneys' fees) incurred by any indemnitee as the result of any claim, demand or cause of action described in subparagraph (a).

Each indemnitee's indemnity rights shall not be limited, prejudiced or impaired in any way by any finding or allegation that such indemnitee's conduct was active, passive or subject to any other classification or that such indemnitee was directly or indirectly responsible under any theory for any act or omission by Trustor or any other person. Notwithstanding the foregoing, Trustor shall not be obligated to indemnify any indemnitee with respect to the consequences of any act of gross negligence or willful misconduct which such indemnitee is determined by a court of competent jurisdiction (sustained on appeal, if any) to have committed. Trustor's indemnity obligations hereunder shall survive the foreclosure (or transfer by deed in lieu thereof) or reconveyance of this Deed of Trust.

          7.5  Reimbursement of Beneficiary. Trustor shall reimburse Beneficiary
               ----------------------------
immediately upon written demand for all costs reasonably incurred by Beneficiary (including fees and expenses of attorneys and other consultants) in the exercise of Beneficiary's rights hereunder and the enforcement of Trustor's obligations hereunder, including without limitation the following:

               7.5.1  Costs incurred under Section 7.1 to protect Beneficiary's
                                                   ---
interests hereunder.

               7.5.2 Costs incurred in connection with claims, demands, causes of action, liabilities, losses and other costs against which Beneficiary is indemnified hereunder.

               7.5.3 All liabilities, losses and other costs incurred by Beneficiary as a direct or indirect result of any Event of Default, including the cost of a Trustee's Sale Guarantee, Trustee's fees and expenses, and receiver's fees and expenses.

Trustor's reimbursement obligations under this Deed of Trust shall be Secured Obligations, shall bear interest following written demand in accordance with the Note, and shall survive the foreclosure (or transfer by deed in lieu thereof) or reconveyance of this Deed of Trust.

          7.6  Notice of Certain Matters. Trustor shall give notice to
               -------------------------
Beneficiary, within 7 days of Trustor's learning thereof, of each of the following:

               (a) any litigation or claim affecting or relating to the Property and involving an amount in excess of $10,000;

               (b) any dispute between Trustor and any Governmental Agency relating to the Property, the adverse determination of which might materially affect the Property; and

               (c) the presence of any Hazardous Materials on, under or about the Property; and enforcement, clean-up, removal or other action or requirement of any Governmental Agency relating to any such Hazardous Materials; and the existence of any occurrence or condition on any property in the vicinity of the Property that could cause any portion of the Property to be classified as "borderzone property" under the provisions of the California Health and Safety Code or any related regulations, or that could cause the

     Property to be otherwise subject to any restrictions relating to Hazardous Materials.

          7.7  Further Assurances. Trustor shall execute and deliver to
               ------------------
Beneficiary all documents, and take all actions, reasonably required by Beneficiary from time to time to confirm the rights created or now or hereafter intended to be created hereunder, to protect and further the validity, priority and enforceability hereof, to subject to the lien hereof any property intended to be encumbered hereby, or otherwise to carry out the purposes hereof. Without limiting the generality of the foregoing, Trustor shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof.

          7.8  Impounds.
               --------

               7.8.1  Impositions. If requested by Beneficiary, Trustor shall
                      -----------
deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual amounts required to be paid for real and personal property taxes payable with respect to the Property (collectively, the "Impositions"). In such event, Trustor shall cause all bills and other documents relating to Impositions to be sent directly to Beneficiary and, upon receipt of the same, and provided Trustor has deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of such funds or obligate Beneficiary to pay any amounts in excess of the deposited funds. Beneficiary may commingle such funds with its own funds and Trustor shall not be entitled to interest thereon.

               7.8.2  Premiums. While any Event of Default remains uncured, if
                      --------
requested by Beneficiary, Trustor shall deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual premiums on all policies of insurance required by this Deed of Trust. In such event, Trustor shall cause all bills and other documents relating to such insurance premiums to be sent directly to Beneficiary and, upon receipt of the same, and provided Trustor has deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of such funds or obligate Beneficiary to pay any amounts in excess of the deposited funds, nor shall anything contained herein modify the obligation of Trustor to maintain such insurance in force at all times. Beneficiary may commingle such funds with its own funds and Trustor shall not be entitled to interest thereon.

     8.   Sale or Lease of Property. Except as otherwise permitted in this Deed
          -------------------------
of Trust, Trustor shall not sell, lease or otherwise transfer any interest in the Property without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's absolute discretion. In connection with the foregoing consent requirements, Trustor acknowledges that Beneficiary relied upon Trustor's particular expertise in entering into the transaction to which this Deed of Trust relates and continues to rely on such expertise to ensure the satisfactory operation of the Property.

          8.1   Transfers. Transfers requiring Beneficiary's prior written
                ---------
consent shall include, without limitation, the following:

                (a)  involuntary transfers and transfers by operation of law;

                (b) liens and assignments as security for obligations, whether voluntary or involuntary; and

                (c) if Trustor is a partnership, limited liability company, joint venture, trust or closely-held corporation, the issuance, transfer, disposition or encumbering (whether as the result of one transfer, or as the aggregate result of two or more transfers) of more than 10% of any class of outstanding capital stock of Trustor or of the beneficial interest of such partnership, limited liability company, joint venture or trust, or a change of any general partner, manager or joint venturer (as applicable), whether voluntarily, involuntarily or otherwise. For purposes of this subparagraph, "closely-held corporation" shall mean any corporation not listed on a national or regional stock exchange.

          8.2   Continuing Liability of Trustor. No sale, lease or other
                -------------------------------
transfer shall relieve Trustor from primary liability for any Secured Obligation or relieve any guarantor of any such obligation from any liability under its guaranty, and Trustor shall deliver to Beneficiary all documents reasonably required by Beneficiary to evidence its continuing liability.

     9.   Other Waivers, Rights and Obligations.
          -------------------------------------

          9.1   Authority to Modify Obligations. Beneficiary may from time to
                -------------------------------
time, without notice, and without affecting the lien of this Deed of Trust or the liability of any other person or entity for any Secured Obligation, (a) release any person from any Secured Obligation, (b) extend the maturity or otherwise alter the terms of any Secured Obligation, (c) grant other indulgences, (d) release or reconvey any portion of the Property, (e) take or release any other security for any Secured Obligation, and/or (f) make compositions and other arrangements with debtors relating to any Secured Obligation.

          9.2   Additional Security. No other collateral held as security for
                -------------------
any Secured Obligation shall be affected by the execution of this Deed of Trust, and all such collateral shall be cumulative. Neither the taking of additional security nor the release or partial release of any security for any Secured Obligation shall affect the lien hereof or the liability of any obligor, endorser, guarantor or other surety in connection therewith. Beneficiary may, in its absolute discretion, enforce the sale of (or otherwise realize on) any other security for any Secured Obligation before, after, or concurrently with, any exercise of its remedies hereunder.

          9.3   Survival of Warranties. Any representations and warranties set
                ----------------------
forth herein or otherwise made by Trustor in connection herewith shall survive the delivery and recording hereof and continue so long as any Secured Obligation remains outstanding.

          9.4   Other Waivers By Trustor. Trustor waives, to the extent
                ------------------------
permitted by law and except as otherwise provided in the Loan Documents, (a) the benefit of all present and future laws providing for any appraisement before sale of any portion of the Property, (b) whether now existing or hereafter created, all rights of redemption, valuation, appraisement, stay of execution, and marshaling, in the event of any foreclosure hereunder, (c) the right to plead or assert any statute of limitations as a defense to the enforcement of
(i) any Secured Obligation or (ii) this Deed of Trust, and (d) all rights which Trustor may now or hereafter have by reason of laws of the State of California pertaining to sureties.

          9.5   Subrogation to Lienholder Rights. To the extent that proceeds of
                --------------------------------
the Note are used to pay any outstanding lien, charge or encumbrance against the Property, Beneficiary shall be subrogated to all rights and liens held by the owner or holder of such lien, charge or encumbrance, regardless of whether such lien, charge or encumbrance is released.

          9.6   Nonliability of Beneficiary. Except as otherwise expressly
                ---------------------------
provided herein, no assignment to Beneficiary hereunder of any lease, sublease or other document shall be construed to impose any obligation or liability upon Beneficiary in connection therewith.

          9.7   Partial Invalidity of Lien. If the lien of this Deed of Trust is
                --------------------------
invalid or unenforceable as to any part of the Secured Obligations or any part of the Property, the unsecured or partially secured portion of such obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of such obligations, and all payments made on the Secured Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be first applied against that portion of such obligations which is not secured or fully secured by the lien of this Deed of Trust.

          9.8   Performance of Secured Obligations. Trustor shall pay and
                ----------------------------------
perform each of the Secured Obligations when due.

     10.  Events of Default.  The occurrence of any of the following, whatever
          -----------------
the reason therefor, shall constitute an "Event of Default" hereunder:

          10.1 Failure by Trustor to perform any of its obligations under the Loan Agreement.

          10.2 A default under any other Loan Document or other document or agreement secured hereby, subject to any applicable cure period.

          10.3 A default by Trustor in any non-monetary obligation contained herein that remains uncured following receipt of written notice from Beneficiary for more than 10 calendar days (or such longer period as is reasonably necessary to diligently effect cure, if not curable within such 10-day period, but in no event more than 60 days).

          10.4 Any representation or warranty by Trustor contained herein or in any document or agreement secured hereby proves to have been incorrect in any material respect when made.

No non-monetary default described in Section 10.1 or 10.2 for which there is no
                                             ----    ----
cure period under the applicable document shall constitute an "Event of Default" hereunder unless it remains uncured following receipt of written notice from Beneficiary for more than 10 calendar days (or such longer period as is reasonably necessary to diligently effect cure, if not curable within such 10-day period, but in no event more than 60 days).

     11.  Foreclosure and Other Remedies.
          ------------------------------

          11.1  Acceleration Upon Default; Additional Remedies. Upon the
                ----------------------------------------------
occurrence of any Event of Default, Beneficiary may declare all Secured Obligations immediately due and payable and, whether or not Beneficiary exercises such option, Beneficiary may do any or all of the following:

                11.1.1 In person or by agent or court-appointed receiver, and without regard to the adequacy of its security: enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee; take any action which it reasonably deems necessary to preserve the value, marketability or rentability of the Property, increase the income therefrom or protect the security hereof; and, with or without taking possession of the Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs of operation and collection, against any Secured Obligation, all in such order as Beneficiary determines in its absolute discretion.

                11.1.2 Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

                11.1.3 Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Property to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Property is located.

                11.1.4 Exercise all other rights and remedies provided herein, in any Loan Document, in any other document secured hereby, or in any document that secures all or any portion of the Secured Obligations, or provided by law (including all rights under applicable law to conduct separate and/or combined sales of real property and personal property related thereto).

          11.2  Foreclosure By Power of Sale.
                ----------------------------

                11.2.1 Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, Beneficiary shall notify Trustee and deposit with Trustee this Deed of Trust and such evidence of expenditures made and secured hereby as Trustee may reasonably require.

                11.2.2 Upon receipt of any such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor and all other entitled parties such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as is then required by law after recordation of such Notice of Default and after Notice of Sale has been given as required by law, sell the Property at the time and place of sale fixed in such Notice of Sale, either as a whole or in separate lots, parcels or items and in such order as Beneficiary elects, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) good and sufficient deed(s) conveying the property so sold, but without any warranty, express or implied. Any person, including Trustor, Trustee or Beneficiary, may purchase at any such sale.

                11.2.3 After deducting all fees and costs of Beneficiary and Trustee, including costs of evidence of title in connection with any such sale, Beneficiary shall apply the proceeds of sale to payment of (i) first, all amounts expended under the terms hereof and not then repaid, with accrued interest;

(ii) second, all other amounts then secured hereby, in such order as Beneficiary shall determine in its absolute discretion; and (iii) the remainder, if any, to the person(s) legally entitled thereto.

                11.2.4 To the extent permitted by applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone such sale by public announcement or subsequently noticed sale.

                11.2.5 A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all Secured Obligations have been satisfied or the entire Property has been sold without defect or irregularity.

          11.3  Appointment of Receiver. While any Event of Default remains
                -----------------------
uncured, Beneficiary may, without regard to the value of the Property, apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver shall have the usual powers and duties of receivers in similar cases, and all the powers and duties of Beneficiary in case of entry as provided herein, until the date of confirmation of sale of the Property (unless such receivership is sooner terminated).

          11.4  Application of Funds. Except as otherwise provided herein, while
                --------------------
any Event of Default remains uncured, Beneficiary may, at any time without notice, apply any amounts received by Beneficiary from or on account of Trustor or the Property (including amounts received as Rents, as insurance or condemnation proceeds, and/or as impounds with respect to insurance premiums or Impositions) against any Secured Obligation, in such order as Beneficiary elects, regardless of whether any such obligation is yet due. The receipt, use or application of any such amount shall not be construed to affect the maturity of any Secured Obligation, any rights of Beneficiary or Trustee under the Loan Documents, or any obligations of Trustor or any guarantor under the Loan Documents; or to cure or waive any default under any Loan Document; or to invalidate any act of Trustee or Beneficiary.

          11.5  Cumulative Remedies; No Waiver. Trustee and Beneficiary shall
                ------------------------------
each be entitled to enforce the performance of any Secured Obligation and to exercise all rights under this Deed of Trust or any Loan Document or other agreement or any law now or hereafter in force, regardless of whether some or all of the Secured Obligations are otherwise secured, whether by guaranty, deed of trust, lien, assignment or otherwise. Neither the acceptance or enforcement of this Deed of Trust, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice Trustee's or Beneficiary's right to realize upon any other security held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary shall each be entitled to enforce this Deed of Trust and any such other security in such order as they determine in their absolute discretion. Trustee's and Beneficiary's rights and remedies hereunder and under all other Loan Documents are cumulative and in addition to all rights and remedies provided by law or otherwise from time to time. Every right or remedy given by any Loan Document to Trustee or Beneficiary or to which either of them is otherwise entitled may be exercised, concurrently or independently, from time to time and as often as is deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. No waiver of any default shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any Loan Document shall be construed as a waiver of any subsequent breach of the same provision. Beneficiary's consent to or approval of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary Beneficiary's consent to or approval of any subsequent act. Beneficiary's acceptance of the late performance of any Secured Obligation shall not constitute a waiver by Beneficiary of the right to require prompt performance of all further Secured Obligations; Beneficiary's acceptance of any performance following the filing of a notice of default hereunder shall not constitute a waiver of Beneficiary's right to proceed with the exercise of its remedies for any unfulfilled obligations; and Beneficiary's acceptance of any partial performance shall not constitute a waiver of any rights relating to the unfulfilled portion of the applicable obligation.

          11.6  Request for Notice. Trustor hereby requests that a copy of any
                ------------------
notice of default and a copy of any notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

     12.  Miscellaneous Provisions.
          ------------------------

          12.1  Execution of Reconveyances and Other Instruments by Trustee.
                -----------------------------------------------------------
Upon written request of Beneficiary from time to time and upon payment of Trustee's fees and costs in connection therewith and, if reasonably required by Trustee, upon presentation of this Deed of Trust for endorsement, Trustee shall, without affecting the personal liability of any person with respect to any Secured Obligation or the lien of this Deed of Trust upon the remainder of the Property, (i) reconvey to "the person(s) legally entitled thereto," without warranty, any portion of the Property then held hereunder, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or document relating hereto or to the Property.

          12.2  Appointment of Successor Trustee. Trustee or any successor
                --------------------------------
acting hereunder may resign and thereupon be discharged of the trusts hereunder upon 30 days' prior written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may from time to time substitute a successor or successors to any Trustee. If permitted by law, Beneficiary may substitute such successor or successors by recording a document executed by Beneficiary and containing the name of the original Trustor and Beneficiary hereunder, the book and page where this Deed of Trust is recorded (and/or instrument number, as applicable) and the name of the new Trustee, in which event such successor Trustee or Trustees shall, without conveyance from the predecessor Trustee, succeed to all its estate, rights and duties hereunder.

          12.3  Trust Irrevocable; Acceptance by Trustee. The trust created
                ----------------------------------------
hereby is irrevocable by Trustor. Trustee accepts this trust when this Deed of Trust is made a public record as provided by law.

          12.4  Statements by Trustor. Trustor shall, within 10 days following
                ---------------------
Beneficiary's demand from time to time, deliver to Beneficiary a written statement setting forth all outstanding amounts secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

          12.5  Beneficiary Statements. For any statement or accounting
                ----------------------
requested by Trustor or any other entitled person pursuant to Section 2943 or
Section 2954 of the California Civil Code or any other provision of applicable law, or for any other document furnished to Trustor by Beneficiary, Beneficiary may charge the maximum amount then permitted by law or, if there is no such maximum, then in accordance with Beneficiary's reasonable and customary charges therefor or the actual cost reasonably incurred by Beneficiary, whichever is greater.

          12.6  Notices. All notices, demands, approvals and other
                -------
communications provided for herein shall be in writing and be sent or delivered to the appropriate party at the address set forth in the first paragraph of this Deed of Trust. Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

          12.7  Amendments. This Deed of Trust cannot be modified except by an
                ----------
instrument in writing signed by the party against whom enforcement of any waiver or other modification is sought. A copy of any such document shall be sent by such party to all other parties.

          12.8  Headings. Article and section headings are included in this Deed
                --------
of Trust for convenience of reference only and shall not be used in construing this Deed of Trust.

          12.9  Severability of Provisions. Every provision of this Deed of
                --------------------------
Trust is intended to be severable. In the event that any provision hereof is declared to be invalid or unenforceable for any reason by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remaining provisions hereof.

          12.10 Governing Law. This Deed of Trust shall be governed by and
                -------------
construed in accordance with the laws of the State of California.

          12.11 Joint and Several Obligations. Should this Deed of Trust be
                -----------------------------
signed by more than one party, all obligations contained herein shall be deemed to be the joint and several obligations of each such party. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations contained herein.

          12.12 Interpretation. In this Deed of Trust the singular shall include
                --------------
the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. Any reference to any Loan Document or other document shall include such document both as originally executed and as it may from time to time be modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Deed of Trust unless a different document is named, and references to subparagraphs shall be construed as references to the same Section in which the reference appears. The term "document" is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including (include) without limitation." The term "any," as a modifier to any noun, shall be construed to mean "any and/or all" preceding the same noun in the plural. The term "agreement" includes both written and oral agreements. The terms "modify" and "modification," when used with reference to any document or obligation, include amendments, supplements, renewals, extensions, waivers, terminations and other modifications of every kind. The terms "law" and "laws," unless otherwise modified, mean, collectively, all federal, state and local laws, rules, regulations, codes and administrative and judicial precedents. The word "person" includes corporations, partnerships and other forms of association. The terms "herein," "hereunder" and other similar compounds of the word "here" refer to this entire Deed of Trust and not to any particular provision or Section hereof. In the event of any conflict between the provisions of this Deed of Trust and those of the Loan Agreement, the Loan Agreement shall prevail; provided however that, with respect to any matter addressed in both such documents, the fact that one document provides for greater, lesser or different rights or obligations than the other shall not be deemed a conflict unless the applicable provisions are inconsistent and could not be simultaneously enforced or performed. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for them in the Loan Agreement.

          12.13 Counterparts. This Deed of Trust may be executed in counterparts
                ------------
and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

          12.14 Successors and Assigns. This Deed of Trust shall bind, and shall
                ----------------------
inure to the benefit of, Trustor, Trustee, Beneficiary and their heirs, legatees, devisees, administrators, executors and other successors and assigns.

          12.15 Fixture Filing. This Deed of Trust is being recorded in the real
                --------------
estate records as a fixture filing and covers goods which are, and goods which become, fixtures on the Property.

          12.16 Applicability of Certain Environmental Statutes. Trustor hereby
                -----------------------------------------------
acknowledges and agrees that, to the extent that any of the statutory provisions (the "Incorporated Provisions") described below (each of which is applicable to the trustor under a deed of trust which secures obligations of such trustor) would otherwise be inapplicable to this Deed of Trust as a result of the fact that this Deed of Trust from time to time secures obligations of persons or entities other than Trustor, each such Incorporated Provision shall be deemed incorporated herein by this reference, and each such Incorporated Provision shall therefore apply to Trustor and this Deed of Trust:

                12.16.1 All rights of a secured lender under Section 2929.5 of the California Civil Code and under Sections 564(c) and 564(d) of the California Code of Civil Procedure.

                12.16.2  All rights and remedies of a secured lender under
Section 726.5 of the California Code of Civil Procedure.

                12.16.3  All rights and remedies of a secured lender under
Section 736 of the California Code of Civil Procedure with respect to any "environmental provisions" (as defined in that Section) made by Trustor or any other person or entity in this Deed of Trust. Subparagraph (a) of such Section 736 provides, among other things, that an action by a secured lender for the breach of such an "environmental provision" in accordance with such Section 736 shall not constitute an "action" for purposes of Section 726(a) of the California Code of Civil Procedure, and shall also not constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Section 580a, 580b, 580d or 726(b) of the California Code of Civil Procedure, and, without limiting the generality of the first sentence of this paragraph, Trustor specifically agrees that the foregoing limitations with respect to the applicability of such Sections 726(a), 580a, 580b, 580d and 726(b) shall apply to this Deed of Trust (pursuant to the Incorporated Provisions) in connection with the enforcement by Beneficiary of such an "environmental provision" made by Trustor or any other person in connection with the Secured Obligations, to the same extent that such limitations would apply in connection with (i) the enforcement of an "environmental provision" made by the applicable Borrower and
(i) a deed of trust executed by such Borrower rather than by Trustor.

Beneficiary acknowledges that the intent of this Section is to make any otherwise inapplicable Incorporated Provision applicable to Trustor, but only to the extent that the reason that such provision would otherwise be inapplicable is solely (A) that Trustor is not the "Borrower" with respect to one or more of the Secured Obligations, and/or (B) that the "environmental provision" being enforced by Beneficiary in accordance with Section 736 of the California Code of Civil Procedure, although made in connection with the Secured Obligations, either (1) was not made by the "Borrower" with respect to one or more of the Secured Obligations or (2) was not made by Trustor.

          12.17 Lawfulness and Reasonableness. Trustor warrants that all of the
                -----------------------------
waivers in this Deed of Trust are made with full knowledge of their significance, and of the fact that events giving rise to any defense or other benefit waived by Trustor may destroy or impair rights which Trustor would otherwise have against Beneficiary, Borrowers and other persons, or against collateral. Trustor agrees that all such waivers are reasonable under the circumstances and further agrees that, if any such waiver is determined (by a court of competent jurisdiction) to be contrary to any law or public policy, such waiver shall be effective to the fullest extent permitted by law.

          IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed as of the date first written above.

                                        "Trustor":

                                        1999 LAWNDALE ASSOCIATES LLC,
                                        a California limited liability company


                                        By:  Khaledi Family Partnership II,
                                             a California general partnership,
                                             Manager


                                        By:  ___________________________________


                                        Its: ___________________________________
                                                 [Printed Name and Title]

                                   EXHIBIT "A"

                            (Description of Property)

All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the County of Los Angeles, State of California, and described as follows:

               PARCEL 1:

               PARCEL 1 OF PARCEL MAP NO. 20048, IN THE CITY OF LAWNDALE, AS PER MAP FILED IN BOOK 232 PAGES 98 AND 99 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               EXCEPT FROM A PORTION OF SAID LAND, ONE-HALF OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN, UNDER AND/OR THAT MAY BE PRODUCED FROM SAID LAND OR ANY PART THEREOF, WITHOUT RIGHT OF ENTRY, AS RESERVED BY SAMUEL TUCK, A MARRIED MAN IN DEED RECORDED APRIL 25, 1950 AS INSTRUMENT NO. 955 IN BOOK 32941 PAGE 370, OFFICIAL RECORDS.

               ALSO EXCEPT FROM A PORTION OF SAID LAND, ALL RIGHTS TO ONE-HALF INTEREST TO ALL OIL, GAS, MINERALS AND HYDROCARBON SUBSTANCES AS RESERVED BY SAMUEL ALLEN, A WIDOWER, IN DEED RECORDED APRIL 25, 1950 AS INSTRUMENT NO. 1108, IN BOOK 32945 PAGE 222, OFFICIAL RECORDS.

               ALSO EXCEPT FROM A PORTION OF SAID LAND, ONE-HALF OF ALL OIL, GAS, NAPTHA, AND OTHER HYDROCARBON SUBSTANCES DEPOSITED IN, LYING UNDER, OR FLOWING, THROUGH SAID LAND, BUT WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM SAMUEL TUCK, A MARRIED MAN, RECORDED JANUARY 23, 1958 IN BOOK 56421 PAGE 248, OFFICIAL RECORDS.

               PARCEL 2:

               LOTS 21 AND 22 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 17

               PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 3:

               LOTS 15 AND 16 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 4:

               LOT 14 IN BLOCK 52 IN LAWNDALE ACRES, CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 5:

               THE WESTERLY 163.5 FEET OF LOT 13 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 6:

               THE EAST 41 FEET OF LOT 13 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 7:

               LOT 6, EXCEPT THE NORTH 42 FEET OF THE EAST 130 FEET IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               PARCEL 8:

               LOTS 3, 4 AND 5 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               EXCEPT THEREFROM THE EAST 130 FEET THEREOF.

               PARCEL 9:

               LOTS 1 AND 2 IN BLOCK 52 OF LAWNDALE ACRES, IN THE CITY OF LAWNDALE, AS PER MAP RECORDED IN BOOK 17 PAGE 73 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

               EXCEPT THE EAST 166.5 FEET OF SAID LOTS.

               ALSO EXCEPT THEREFROM THE NORTHERLY 20 FEET OF THE WESTERLY 120 FEET OF LOT ONE AS DEEDED TO THE CITY OF LAWNDALE BY DEED RECORDED SEPTEMBER 25, 1962 AS INSTRUMENT NO. 1442.

Assessor Parcel Number:    4076-011-021, 4076-011-030 to 036, 4076-011-041

                                   EXHIBIT "B"

                      (Environmental Disclosure Documents)

None

State of California        )
                           )
County of __________       )



On ______________ before me, __________________, Notary Public, personally appeared ___________________________________,

____ personally known to me or ____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.




                                                ________________________________



State of California        )
                           )
County of __________       )



On ______________ before me, __________________, Notary Public, personally appeared ___________________________________,

____ personally known to me or ____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.




                                                ________________________________